                         COMMONFUND INSTITUTIONAL FUNDS

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of Commonfund Institutional Funds (the "Company"), a business trust organized under the laws of the State of Delaware, hereby constitutes and appoints Robert
L. Bovinette, Verne Sedlacek, Peter Kirby and John W. Auchincloss, and each of them singly, his true and lawful attorney-in-fact and agent, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all registration statements and all amendments thereto relating to the offering of the Company's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


                                       Date: 10/27/03
                                             -----------
/s/ Louis M. Moelchert
--------------------------------------
Louis M. Moelchert, Director

                         COMMONFUND INSTITUTIONAL FUNDS

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of Commonfund Institutional Funds (the "Company"), a business trust organized under the laws of the State of Delaware, hereby constitutes and appoints Robert
L. Bovinette, Verne Sedlacek, Peter Kirby and John W. Auchincloss, and each of them singly, his true and lawful attorney-in-fact and agent, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all registration statements and all amendments thereto relating to the offering of the Company's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


                                       Date: 9/22/03
                                             -----------

/s/ John B. Carroll
--------------------------------------
John B. Carroll, Director

                         COMMONFUND INSTITUTIONAL FUNDS

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of Commonfund Institutional Funds (the "Company"), a business trust organized under the laws of the State of Delaware, hereby constitutes and appoints Robert
L. Bovinette, Verne Sedlacek, Peter Kirby and John W. Auchincloss, and each of them singly, his true and lawful attorney-in-fact and agent, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all registration statements and all amendments thereto relating to the offering of the Company's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.



                                       Date: 10/20/03
                                             -----------

/s/ David M. Lascell
--------------------------------------
David M. Lascell, Director

                         COMMONFUND INSTITUTIONAL FUNDS

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of Commonfund Institutional Funds (the "Company"), a business trust organized under the laws of the State of Delaware, hereby constitutes and appoints Robert
L. Bovinette, Verne Sedlacek, Peter Kirby and John W. Auchincloss, and each of them singly, his true and lawful attorney-in-fact and agent, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all registration statements and all amendments thereto relating to the offering of the Company's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


                                       Date: 9/22/03
                                             -----------

/s/ Jerald L. Stevens
--------------------------------------
Jerald L. Stevens, Director

                         COMMONFUND INSTITUTIONAL FUNDS

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of Commonfund Institutional Funds (the "Company"), a business trust organized under the laws of the State of Delaware, hereby constitutes and appoints Verne Sedlacek, Peter Kirby and John W. Auchincloss, and each of them singly, his true and lawful attorney-in-fact and agent, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all registration statements and all amendments thereto relating to the offering of the Company's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


                                       Date: 9/22/03
                                             -----------

/s/ Robert L. Bovinette
--------------------------------------
Robert L. Bovinette, Director

                         COMMONFUND INSTITUTIONAL FUNDS

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of Commonfund Institutional Funds (the "Company"), a business trust organized under the laws of the State of Delaware, hereby constitutes and appoints Verne Sedlacek his true and lawful attorney-in-fact and agent, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all registration statements and all amendments thereto relating to the offering of the Company's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


                                       Date: 9/22/03
                                             -----------
/s/ Peter Kirby
--------------------------------------
Peter Kirby, Treasurer

                         COMMONFUND INSTITUTIONAL FUNDS

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of Commonfund Institutional Funds (the "Company"), a business trust organized under the laws of the State of Delaware, hereby constitutes and appoints Peter Kirby his true and lawful attorney-in-fact and agent, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all registration statements and all amendments thereto relating to the offering of the Company's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.



                                       Date: 9/22/03
                                             -----------

/s/ Verne O. Sedlacek
--------------------------------------
Verne O. Sedlacek, President